UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2015

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY	10271
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2015, the Board of Directors of National Holdings Corporation (the “Company”) approved a third amendment (the “Fagenson Amendment”) to Robert B. Fagenson’s Co-Executive Chairman Compensation Plan, dated June 7, 2013, as amended (the “Fagenson Agreement”). Pursuant to the Fagenson Amendment, among other things, the term of the Fagenson Agreement will end on December 31, 2015, following which the term of the Fagenson Agreement may be extended for successive 30 day periods on the terms set forth therein. Mr. Fagenson’s base salary during the term of his Agreement shall be at the rate of $120,000 per year. The foregoing summary of the Fagenson Amendment is qualified in its entirety by reference to the full text of the Fagenson Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On October 1, 2015, the Board of Directors of the Company approved an amendment (the “Goldwasser Amendment”) to Mark Goldwasser’s Employment Agreement, dated as of July 1, 2008, as amended (the “Goldwasser Agreement”). Pursuant to the Goldwasser Amendment, among other things, the term of the Goldwasser Agreement will end on March 31, 2015, following which the term of the Goldwasser Agreement may be extended for successive 30 day periods on the terms set forth therein. The Goldwasser Amendment does not alter any of the other material terms of the Goldwasser Agreement (including terms relating to the $400,000 severance). The foregoing summary of the Goldwasser Amendment is qualified in its entirety by reference to the full text of the Goldwasser Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Third Amendment to Co-Executive Chairman Compensation Plan, dated as of October 1, 2015, between National Holdings Corporation and Robert B. Fagenson.

	10.2	Amendment to Employment Agreement, dated as of October 1, 2015, between National Holdings Corporation and Mark Goldwasser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: October 7, 2015	By:	/s/ Robert B. Fagenson
Robert B. Fagenson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Co-Executive Chairman Compensation Plan, dated as of October 1, 2015, between National Holdings Corporation and Robert B. Fagenson.

10.2	Amendment to Employment Agreement, dated as of October 1, 2015, between National Holdings Corporation and Mark Goldwasser.